BRANDES SMALL CAP VALUE FUND
Summary Prospectus

Class I Ticker Symbol: BSCMX Class A Ticker Symbol: BSCAX Class R6 Ticker Symbol: BSCRX	February 6, 2018

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.brandes.com/us/mutual-funds/funds?fId=BIPMFSC&lci=0.  You may also obtain this information at no cost by calling (800) 395‑3807 or by e-mail at info@brandesfunds.com.  The Fund’s Prospectus and Statement of Additional Information, both dated January 31, 2018, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Brandes Small Cap Value Fund (the “Small Cap Value Fund” or “Fund”) seeks long term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Small Cap Value Fund.  You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $25,000 in the Brandes Funds.  More information about these and other discounts is available from your financial professional and in the section titled, “Shareholder Information” on page 65 of the Prospectus and “Additional Purchase and Redemption Information” on page B‑86 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load)	None*	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I	Class R6
Management Fees	0.70%	0.70%	0.70%
Distribution (12b-1) Fees	0.25%	None	None
Other Expenses(1)	3.16%	3.21%	3.16%
Total Annual Fund Operating Expenses	4.11%	3.91%	3.86%
Less: Fee Waiver and/or Expense Reimbursement	-2.96%	-3.01%	-3.14%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	1.15%	0.90%	0.72%
*
Investments of $1 million or more are not subject to a front-end sales charge but generally will be subject to a deferred sales charge of 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and 0.25% on amounts of at least $10 million, if redeemed within one year from the date of purchase.

(1)	“Other Expenses” for Class I shares includes 0.05% of class-specific sub-transfer agency fees. “Other Expenses” are based on estimated amounts for the current fiscal year.

(2)
The Advisor has contractually agreed to limit the Small Cap Value Fund’s Class A, Class I and Class R6 annual operating expenses (excluding acquired fund fees and expenses, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation), including repayment of previous waivers, to 1.15% for Class A, 0.90% for Class I and 0.72% for Class R6 as percentages of the respective Fund classes’ average daily net assets through January 31, 2019 (the “Expense Caps”).  The Expense Caps may be terminated at any time by the Board of Trustees upon 60 days’ notice to the Advisor.  The Advisor is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years with respect to any Class of the Fund.  The Advisor may request reimbursement if the aggregate amount paid by the Fund toward operating expenses for the Class for the year (taking into account the reimbursement) does not exceed the lesser of the Expense Cap in effect at the time of waiver or at the time of reimbursement.

1 | Page

Example
This Example is intended to help you compare the costs of investing in the Small Cap Value Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation for one year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A	$685	$1,497
Class I	$92	$915
Class R6	$74	$888

Portfolio Turnover
The Small Cap Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies
Under normal market conditions, the Small Cap Value Fund invests at least 80% of its net assets measured at the time of purchase in securities issued by small capitalization companies.  The Small Cap Value Fund considers a company to be a small capitalization company if it has a market capitalization of $5 billion or less at the time of purchase.  The Small Cap Value Fund invests predominantly in U.S. equity securities. Equity securities include common and preferred stocks, warrants and rights. Up to 10% of the Small Cap Value Fund’s total assets, measured at the time of purchase, may be invested in fixed-income securities.  Up to 10% of the Small Cap Value Fund’s total assets, measured at the time of purchase, may be invested in securities of companies located outside of the United States.  However the combined total assets, measured at the time of purchase, invested in fixed-income securities and in securities of companies located outside of the United States may not exceed 15%.

Brandes Investment Partners, L.P., the investment advisor (the “Advisor”), uses the principles of value investing to analyze and select securities for the Small Cap Value Fund’s investment portfolio.  When buying securities, the Advisor assesses the estimated “intrinsic” value of a company based on data such as a company’s earnings, cash flow generation, and/or asset value of the underlying business.  By choosing securities that are selling at a discount to the Advisor’s estimates of its share of the company’s intrinsic business value, the Advisor seeks to establish an opportunity for long-term capital appreciation.  The Advisor may sell a security when its price reaches a target set by the Advisor, the Advisor believes that other investments are more attractive, or for other reasons.

Principal Investment Risks
Because the values of the Small Cap Value Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund.  You could lose money on your investment in the Fund, or the Fund could underperform other investments.  Principal risks of the Fund are as follows:

•
Mid and Small-Cap Company Risk – Securities of small-cap and mid-cap companies may have comparatively greater price volatility and less liquidity than the securities of companies that have larger market capitalizations and/or that are traded on major stock exchanges.  These securities may also be more difficult to value.

•	Stock Risk – The values of the Small Cap Value Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions.

•
Value Securities Risk – The Small Cap Value Fund invests in value securities, which are securities the Advisor believes are undervalued for various reasons, including but not limited to as a result of adverse business, industry or other developments, or are subject to special risks, or limited market understanding of the issuer’s business, that have caused the securities to be out of favor.  It may take longer than expected for the prices of these securities to increase to the anticipated value, or they may never increase to that value or may decline.  In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

2 | Page

•
Value Style Risk – Value style of investing has caused the Fund’s performance to deviate from the performance of market benchmarks and other managers for substantial periods of time and may do so in the future.

Performance
The performance information shown for periods before January 2, 2018 is that of a private investment fund managed by the Advisor (the “Predecessor Fund”) prior to the commencement of the Small Cap Value Fund’s operations with policies, guidelines and restrictions that were, in all material respects, equivalent to those of the Small Cap Value Fund. The Small Cap Value Fund acquired the assets and assumed the liabilities of the Predecessor Fund on January 2, 2018, and investors in the Predecessor Fund received Class I shares of the Small Cap Value Fund as part of the reorganization. With respect to Class I and Class R6 shares, the performance information below reflects the gross expenses of the Predecessor Fund. Class A shares reflect the gross expenses of the Predecessor Fund restated to reflect the Class A sales load and Rule 12b‑1 fees.

The Predecessor Fund was not a registered mutual fund and so was not subject to the same operating expenses or investment and tax restrictions as the Small Cap Value Fund; therefore the Small Cap Value Fund would have had different performance results.  The performance of the Predecessor Fund prior to January 2, 2018 is based on calculations that are different than the standardized method of calculations specified by the United States Securities and Exchange Commission (the “SEC”). If the Predecessor Fund’s performance had been readjusted to reflect the Small Cap Value Fund’s expenses, the performance would have differed.  The Predecessor Fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

Updated Fund performance information is available at no cost by visiting www.brandesfunds.com. Certain financial statements of the Predecessor Fund are provided in the Statement of Additional Information (“SAI”).

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Small Cap Value Fund by showing changes in the Predecessor Fund’s performance from year to year and by showing how the Predecessor Fund’s average annual total returns for 1 year, 5 years and 10 years compare with those of a broad measure of market performance. Of course, the Predecessor Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

After-tax returns cannot be calculated for periods before the Fund’s registration as a mutual fund and they are, therefore, unavailable. The performance shown below is that of the Predecessor Fund.

Brandes Small Cap Value Fund
Year-by-Year Total Returns as of December 31, 2017
for Class I Shares
Based on predecessor fund performance

3 | Page

Best Quarter	Q2	2009	62.40%
Worst Quarter	Q4	2008	-50.58%

Brandes Small Cap Value Fund
Average Annual Total Returns
For periods ending December 31, 2017
Based on predecessor fund performance
Brandes Small Cap Value Fund	1 Year	5 Years	10 Years
Class A Shares – Return Before Taxes	3.84%	13.19%	8.24%
Class R6 Shares – Return Before Taxes	4.10%	13.47%	8.51%
Class I Shares – Return Before Taxes	4.10%	13.47%	8.51%
Return After Taxes on Distributions	N/A	N/A	N/A
Return After Taxes on Distributions and Sale of Fund Shares	N/A	N/A	N/A
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	14.65%	14.12%	8.71%

Management
Investment Advisor. Brandes Investment Partners, L.P.

Portfolio Managers	Position with Advisor	Managed this Fund Since:
Ralph Birchmeier, CFA	Director, Investments Group, All-Cap Investment Committee Voting Member and Small Cap Investment Committee Voting Member	2002
Luiz Sauerbronn	Director, Investments Group, Small Cap Investment Committee Voting Member and International Large Cap Investment Committee Voting Member	2004
Yingbin Chen, CFA	Director, Investments Group and Small Cap Investment Committee Voting Member	2005
Mark Costa, CFA	Director, Investments Group and Small Cap Investment Committee Voting Member	2010

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail (Brandes Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-800-395-3807, or through a financial intermediary.  Class A shares may be purchased only through financial intermediaries.

Class and Type of Account	Minimum Initial Investment	Subsequent Minimum Investment
Class A
– Regular Accounts	$2,500	$500
– Traditional and Roth IRA Accounts	$1,000	$500
– Automatic Investment Plans	$500	$500
Class I	$100,000	$500
Class R6(1)	$0	$0
(1)
Class R6 shares are generally available to employer sponsored retirement plans, including profit sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans, and plans described in Sections 401(k), 403(b) and 457 of the Internal Revenue Code.  Class R6 shares are generally available only if plan level or omnibus accounts are held on the books of the Fund.

Tax Information
The Small Cap Value Fund’s distributions are taxed as ordinary income, capital gains, or in certain cases qualified dividend income, unless you are investing through a tax-advantaged account, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax-advantaged accounts, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

4 | Page

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Small Cap Value Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

5 | Page